UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________

FORM 8-K/A
AMENDMENT NO. 1

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	December 31, 2007

ICEWEB, INC.

_________________________________________

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-27865	13-2640971
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

205 Van Buren Street, Suite 150, Herndon, VA	20170
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code	(703) 964-8000

___________________________________________________

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On January 4th, 2008, IceWEB, Inc. filed a Current Report on Form 8-K to report that it had closed its acquisition of Inline Corporation (“Inline”) on December 31, 2007. In response to parts (a) and (b) of Item 9.01 of such Form 8-K, IceWEB, Inc. stated that it would file by amendment the required financial statements for Inline and the required pro forma financial information, as permitted by paragraphs (a)(4) and (b)(2) to Item 9.01 to Form 8-K. This Form 8-K/A is being filed to provide the required financial statements and pro forma financial information.

Item 9.01.  Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Attached hereto as Exhibit 99.1 are the audited Inline Corporation financial statements for the twelve months ended December 31, 2007.

(b)	Pro forma financial information.

Attached hereto as Exhibit 99.2 is the IceWEB, Inc. and subsidiaries unaudited pro forma condensed financial information as of September 30, 2007 and December 31, 2007.

(c)	Exhibits.

23.1	Consent of Sherb and Co. LLP, Independent Registered Public Accounting Firm.

99.1	Audited InLine Corporation financial statements for the year ended December 31, 2007.

99.2	IceWEB, Inc. and Subsidiaries unaudited pro forma condensed financial information as of September 30, 2007 and December 31, 2007.

EXHIBIT INDEX

23.1	Consent of Sherb and Co. LLP, Independent Registered Public Accounting Firm.

99.1	Audited InLine Corporation financial statements for the year ended December 31, 2007.

99.2	IceWEB, Inc. and Subsidiaries unaudited pro forma condensed financial information as of September 30, 2007 and December 31, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IceWEB, INC.

By:	/s/ John R. Signorello
John R. Signorello
Chief Executive Officer

April 25, 2008